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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 27, 2006



                            CAS MEDICAL SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                   0-13839                      06-1123096
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


              44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code)


                                 (203) 488-6056
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure provided in Item 2.03 below is incorporated by reference herein.



Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 30, 2006, CAS Medical Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the third quarter ended September 30, 2006.



Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

(a) On October 27, 2006, CAS Medical Systems, Inc. renewed and increased its line of credit by entering into a Commercial Line of Credit Note and Loan Agreement (the "Credit Agreement") with its existing senior lender NewAlliance Bank (the "Bank"). The Credit Agreement, which is secured by a first priority lien in substantially all the business assets of the Company, provides for borrowings under the line of credit at the sole discretion of the Bank in an amount up to $5,000,000 and expires on May 1, 2008. Repayment of borrowings under the Credit Agreement is subject to demand by the Bank at any time. Interest on the outstanding loans pursuant to the Credit Agreement is based on the 30-day LIBOR rate plus 2.25%. The foregoing description of the credit facility does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement and the related Security Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.



Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibits are filed (or in the case of Exhibit 99.1, furnished) as part of this report:

10.1    Commercial Line of Credit Note and Loan Agreement dated October 27, 2006
10.2    Security Agreement in favor of NewAlliance Bank dated October 27, 2006
99.1    Press Release dated October 30, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CAS MEDICAL SYSTEMS, INC.



Date:   October 30, 2006                   By: /s/ Jeffery A. Baird
                                               --------------------------------
                                               Jeffery A. Baird
                                               Chief Financial Officer and
                                               Principal Accounting Officer